                                                                 EXHIBIT h(9)(f)

                                 AMENDMENT NO. 5
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated December 19, 1995, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Glenbrook Life and Annuity Company, an Illinois life insurance company and Allstate Life Financial Services, Inc., a Delaware corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

-------------------------------------------------------------------------------------------------------------------------
         SEPARATE ACCOUNTS UTILIZING THE FUNDS                         FUNDS AVAILABLE UNDER THE SEPARATE
         -------------------------------------                         ----------------------------------
                                                                                   ACCOUNTS
                                                                                   --------
-------------------------------------------------------------------------------------------------------------------------
Glenbrook Life and Annuity Company                            AIM V.I. Aggressive Growth Fund
Separate Account A *                                          AIM V.I. Balanced Fund
                                                              AIM V.I. Capital Appreciation Fund
                                                              AIM V.I. Capital Development Fund
                                                              AIM V.I. Diversified Income Fund
                                                              AIM V.I. Global Utilities Fund
------------------------------------------------------------- AIM V.I. Government Securities Fund
Glenbrook Life A I M Variable Life                            AIM V.I. Growth Fund
Separate Account A **                                         AIM V.I. Growth and Income Fund
                                                              AIM V.I. High Yield Fund
                                                              AIM V.I. International Equity Fund
                                                              AIM V.I. Money Market Fund
                                                              AIM V.I. Value Fund

-------------------------------------------------------------------------------------------------------------------------
Glenbrook Life Multi-Manager                                  AIM V.I. Balanced Fund
Variable Account ***                                          AIM V.I. Capital Appreciation Fund
                                                              AIM V.I. Diversified Income Fund
------------------------------------------------------------- AIM V.I. Global Utilities Fund
Glenbrook Life Variable Life                                  AIM V.I. Government Securities Fund
Separate Account A ****                                       AIM V.I. Growth Fund
------------------------------------------------------------- AIM V.I. Growth and Income Fund
Glenbrook Life Variable Life                                  AIM V.I. High Yield Fund
Separate Account B +                                          AIM V.I. International Equity Fund
                                                              AIM V.I. Value Fund

----------------------------------------------------------------------------------------------------------------------
Glenbrook Life and Annuity Company Variable Annuity Account   AIM V.I. Capital Appreciation Fund
++                                                            AIM V.I. High Yield Fund
----------------------------------------------------------------------------------------------------------------------

    *The Contracts funded by the separate account are individual and group flexible premium deferred variable annuity contracts, know as the "AIM Lifetime Plus(SM) Variable Annuity" and the "AIM Lifetime Plus(SM) II Variable Annuity".

    ** The Contract funded by the separate account is a modified single premium variable life insurance contract known as the "AIM Lifetime Plus(SM) Variable Life" contract.

  *** The Contract funded by the separate account is a flexible premium deferred variable annuity contract, know as the "Glenbrook Provider Variable Annuity".

 **** The Contract funded by the separate account is a modified single premium variable life insurance contract know as the "Glenbrook Provider Variable Life" contract.

      + The Contract funded by the separate account is a flexible premium variable universal life insurance contract know as the "Glenbrook Contour".

   ++ The Contract funded by the separate account is a flexible premium deferred variable annuity contract know as the "STI Classic Variable Annuity".

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: January 12, 1999



                                        AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/ NANCY L. MARTIN             By:    /s/ ROBERT H. GRAHAM
       ---------------------------         -------------------------------
Name:   Nancy L. Martin                 Name:  Robert H. Graham
Title:  Assistant Secretary             Title: President

(SEAL)


                                        A I M DISTRIBUTORS, INC.



Attest: /s/ NANCY L. MARTIN             By:    /s/ MICHAEL J. CEMO
       ---------------------------         -------------------------------
Name:   Nancy L. Martin                 Name:  Michael J. Cemo
Title:  Assistant Secretary             Title: President


(SEAL)


                                        GLENBROOK LIFE AND ANNUITY COMPANY


Attest: /s/ PATRICK MORNER              By: /s/ CRAIG WHITEHEAD
       ---------------------------         ------------------------------------
Name:  Patrick Morner                   Name:  Craig Whitehead
     -----------------------------           ----------------------------------
Title: Assistant Vice President         Title: Senior Vice President
      ----------------------------               and Director
                                               --------------------------------

(SEAL)


                                        ALLSTATE LIFE FINANCIAL SERVICES, INC.


Attest: /s/ PATRICK MORNER              By: /s/ JOHN HUNTER
       ---------------------------         ------------------------------------
Name:  Patrick Morner                   Name:  John Hunter
     -----------------------------           ----------------------------------
Title: Assistant Vice President         Title: President
      ----------------------------            ---------------------------------


(SEAL)


                                  Page 2 of 2